Exhibit 10.1

                       SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement"), dated as of June 11,
1999, is made between The Panda Project, Inc., a Florida corporation ("Debtor") and Silicon Bandwidth, Inc., a Delaware corporation ("Secured Party").

     Debtor and Secured Party hereby agree as follows:

          SECTION 1     Definitions; Interpretation.

          (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note.

          (b) As used in this Agreement, the following terms shall have the following meanings:

          "Collateral" has the meaning set forth in Section 2.

          "Documents" means this Agreement, the Note, and all other certificates, documents, agreements and instruments delivered to Secured Party under the Note or in connection with the Obligations.

          "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

          "Note" means that certain Secured Promissory Note dated of even date herewith made by Debtor in favor of Secured Party, as amended, modified, renewed, extended or replaced from time to time.

          "Obligations" means the indebtedness, liabilities and other obligations of Debtor to Secured Party under or in connection with this Agreement, the Note and the other Documents, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

          "Permitted Lien" means (i) any Lien in favor of Secured Party; (ii) any Liens existing as of the date hereof and disclosed in writing to Secured Party; (iii) Liens upon or in any property acquired or held by Debtor or any of its subsidiaries to secure the purchase price of such property or indebtedness incurred solely for the purpose of financing the acquisition of such property, provided that the Lien is confined solely to the property so acquired and improvements thereon; and (iv) other Liens which arise in the ordinary course of business and do not materially impair Debtor's ownership or use of the Collateral or the value thereof.

          "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization, governmental agency or authority, or any other entity of whatever nature.

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          (c) Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC. In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 2     Security Interest.

          (a) As security for the payment and performance of the Obligations, Debtor hereby pledges, assigns, transfers, hypothecates and sets over to Secured Party, and hereby grants to Secured Party a security interest in, all of Debtor's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"):

          (i) all personal property of the Debtor including, without limitation, all accounts, rights to payment, chattel paper, contract rights, instruments, documents, money, investment property, deposits and deposit accounts, goods, equipment, inventory and general intangibles (including all patents, trademarks, service marks, copyrights, mask works, registrations or applications for registration of any of the foregoing and all rights, licenses or agreements relating thereto);

          (ii)     all books, records and other written,
electronic or other documentation in whatever form maintained by or for Debtor in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral; and

          (iii)     all products and proceeds, including
insurance proceeds, and proceeds of proceeds and products of products of any and all of the foregoing.

          (b)     Anything herein to the contrary
notwithstanding, (i) Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) Secured Party shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

          (c) This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 18 hereof.

          SECTION 3 Financing Statements, Etc. Debtor shall execute and deliver to Secured Party concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, termination statements, account control agreements, and other documents and instruments, in form satisfactory to Secured Party, and take all other action, as Secured Party may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the security interest of Secured Party in the Collateral and to accomplish the purposes of this Agreement.

          SECTION 4     Representations and Warranties.  Debtor
represents and warrants to Secured Party that:

          (a) The execution, delivery and performance by the Debtor of the Note, this Agreement and the other Documents have been duly authorized by all necessary corporate action. The Note, this Agreement and the other Documents have been duly executed on behalf of the Debtor and constitute the legal, valid and binding obligations of the Debtor enforceable in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or concerning equitable remedies. No consents, authorizations, approvals, licenses or exemptions are necessary for the authorization, execution or performance of the Note, this Agreement or the other Documents .

          (b) The Debtor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite power to perform its obligations under the Note, this Agreement and the other Documents and to own and operate its assets and conduct its business where currently conducted.

          (c) None of the documents or materials relating to the Debtor provided to the Secured Party in connection with the Note, this Agreement or the other Documents contains any untrue statement of material fact or omits to state any fact necessary in order to make the statements contained therein not materially misleading.

          (d)     Since March 31, 1999, there has been no
material adverse change in the business, operations or financial condition of the Debtor and its subsidiaries taken as a whole.

          (e) Debtor's chief executive office and principal place of business is located at the address set forth in Schedule 1; all other locations where Debtor conducts business or Collateral is kept are set forth in Schedule 1; and all trade names and fictitious names under which Debtor at any time in the past has conducted or presently conducts its business operations are set forth in Schedule 1.

          (f) Debtor is the sole and complete owner of the Collateral, free from any Lien other than Permitted Liens.

          (g) All of Debtor's U.S. and foreign patents and patent applications, copyrights (whether or not registered), applications for copyright, trademarks, service marks and trade names (whether registered or unregistered), and applications for registration of such trademarks, service marks and trade names, are set forth in Schedule 2.

          SECTION 5     Covenants.  So long as any of the
Obligations remain unsatisfied, Debtor agrees that:

          (a) Debtor shall appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or Secured Party's right or interest in, the Collateral, and shall do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

          (b) Debtor shall comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

          (c) Debtor shall give prompt written notice to Secured Party (and in any event not later than 30 days following any change described below in this subsection) of: (i) any change in the location of Debtor's chief executive office or principal place of business, (ii) any change in the locations set forth in Schedule 1; (iii) any change in its name, (iv) any changes in, additions to or other modifications of its trade names and trade styles set forth in Schedule 1 or Schedule 2, and
(v) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading.

          (d) Debtor shall carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance with respect to the Collateral in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where Debtor operates.

          (e) Debtor shall not surrender or lose possession of (other than to Secured Party), sell, lease, rent, license or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except in the ordinary course of business; provided that no such disposition or transfer of Collateral consisting of investment property or instruments shall be permitted while any Event of Default exists.

          (f) Debtor shall keep the Collateral free of all Liens except Permitted Liens.

          (g)     Upon the request of Secured Party, Debtor shall
(i) immediately deliver to Secured Party, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all documents and instruments, all certificated securities with respect to any investment property, all letters of credit and all accounts and other rights to payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) cause any securities intermediaries to show on their books that Secured Party is the entitlement holder with respect to any investment property, and/or obtain account control agreements in favor of Secured Party from such securities intermediaries, in form and substance satisfactory to Secured Party, with respect to any investment property, as requested by Secured Party, (iii) mark all documents and chattel paper with such legends as Secured Party shall reasonably specify, and (iv) obtain consents from any letter of credit issuers with respect to the assignment to Secured Party of any letter of credit proceeds.

          (h) Debtor shall at any reasonable time and from time to time permit Secured Party or any of its agents or representatives to visit the premises of Debtor and inspect the Collateral and to examine and make copies of and abstracts from the records and books of account of Debtor.

          (i) If and when Debtor shall obtain rights to any new patents, trademarks, service marks, trade names or copyrights, or otherwise acquire or become entitled to the benefit of, or apply for registration of, any of the foregoing, Debtor (i) shall promptly notify Secured Party thereof and (ii) hereby authorizes Secured Party to modify, amend, or supplement
Schedule 2 and from time to time to include any of the foregoing and make all necessary or appropriate filings with respect thereto.

          (j) Debtor shall not enter into any agreement (including any license or royalty agreement) pertaining to any of its patents, copyrights, trademarks, service marks and trade names, except for non-exclusive licenses in the ordinary course of business

          (k) Debtor shall give Secured Party immediate notice of the establishment of any new deposit account and any new securities account with respect to any investment property.

          SECTION 6 Authorization; Secured Party Appointed Attorney-in-Fact. Secured Party shall have the right to, in the name of Debtor, or in the name of Secured Party or otherwise, without the requirement of assent by Debtor, and Debtor hereby constitutes and appoints Secured Party (and any of Secured Party's officers, employees or agents designated by Secured Party) as Debtor's true and lawful attorney-in-fact, with full power and authority to: (i) sign any of the financing statements and other documents and instruments to be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Collateral (including any notices to or agreements with any securities intermediary); (ii) assert, adjust, sue for, compromise or release any claims under any policies of insurance; and (iii) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of Debtor, which Secured Party may deem reasonably necessary or advisable to maintain, protect, realize upon and preserve the Collateral and Secured Party's security interest therein and to accomplish the purposes of this Agreement. Secured Party agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to Secured Party, pursuant to clauses (ii) and
(iii). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Debtor hereby ratifies, to the extent permitted by law, all that Secured Party shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 6.

          SECTION 7     Remedies.

          (a) Upon the occurrence and continuance of any Event of Default, Secured Party may declare any of the Obligations to be immediately due and payable and shall have, in addition to all other rights and remedies granted to it in this Agreement, the Note or any other Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, Secured Party may sell, resell, lease, use, assign, license, sublicense, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of Debtor's assets, without charge or liability to Secured Party therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit, or for future delivery without assumption of any credit risk, all as Secured Party deems advisable; provided, however, that Debtor shall be credited with the net proceeds of sale only when such proceeds are finally collected by Secured Party. Secured Party shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption Debtor hereby releases, to the extent permitted by law. Debtor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of Debtor set forth herein, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that Secured Party may provide Debtor shorter notice or no notice, to the extent permitted by the UCC or other applicable law.

          (b) For the purpose of enabling Secured Party to exercise its rights and remedies under this Section 7 or otherwise in connection with this Agreement, Debtor hereby grants to Secured Party an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to Debtor) to use, license or sublicense any intellectual property Collateral.

          (c) The cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied first, to the payment of the reasonable costs and expenses of Secured Party in exercising or enforcing its rights hereunder and in collecting or attempting to collect any of the Collateral, and to the payment of all other amounts payable to Secured Party pursuant to Section 11 hereof; and second, to the payment of the Obligations. Any surplus thereof which exists after payment and performance in full of the Obligations shall be paid over to Debtor or otherwise disposed of in accordance with the UCC or other applicable law. Debtor shall remain liable to Secured Party for any deficiency which exists after any sale or other disposition or collection of Collateral.

          SECTION 8 Certain Waivers. Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Obligations;
(ii) any right to require Secured Party (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in Secured
Party s power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against Secured Party arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral

          SECTION 9     Notices.  All notices or other
communications hereunder shall be given in accordance with the notice provisions in the Note.

          SECTION 10 No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Secured Party.

          SECTION 11     Costs and Expenses.

          (a)     Debtor agrees to pay on demand:

          (i)     all title, appraisal, survey, audit,
consulting, search, recording, filing and similar costs, fees and expenses incurred or sustained by Secured Party in connection with this Agreement or the Collateral; and

          (ii) all costs and expenses of Secured Party, and the fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement and the Note, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral.

          (b)     Any amounts payable to Secured Party under this
Section 11 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the default rate of interest set forth in the Note.

          SECTION 12 Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor, Secured Party and their respective successors and assigns.

          SECTION 13 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than New York.

          SECTION 14 Waiver of Jury Trial. The parties hereby agree to waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Agreement, the Note or the other Documents or the transactions contemplated hereby or thereby in any action, proceeding or other litigation of any type brought by any of the parties against any other party or parties. The parties hereby agree that any such claim or cause of action shall be tried by a court trial without a jury. Without in any way limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this section as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Agreement, the Note or any other Document or any provision thereof.

          SECTION 15     Entire Agreement; Amendment.  This
Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties.

          SECTION 16 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

          SECTION 17 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 18 Termination. Upon irrevocable payment and performance in full of all Obligations, this Agreement shall terminate and Secured Party shall promptly, at the cost of the Debtor, execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence termination of all security interests given by Debtor to Secured Party hereunder; provided, however, that the obligations of Debtor under Section 11 hereof shall survive such termination.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                           THE PANDA PROJECT, INC.

                           By  /s/   Melissa F. Crane
                               ----------------------
                              Title: Acting Chief
                                       Financial Officer

                           SILICON BANDWIDTH, INC.

                           By  /s/ Alan Salzman
                                ----------------------
                              Title: Chairman